UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 30

Date of reporting period: April 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2015

LEGG MASON

BW GLOBAL INCOME

OPPORTUNITIES FUND INC.

(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the six month reporting period ended April 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 29, 2015

II	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the six months ended April 30, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its second estimate for first quarter 2015 GDP was -0.7%. This downturn was attributed to a number of factors, including negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.6 in November 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in April 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.4% in April 2015, its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, after the reporting period ended, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.50%. It was as high as 0.73% towards the end of December 2014 and again on March 6, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.58%. The yield on the ten-year Treasury began the period at 2.35% and its peak of 2.39% occurred on November 6, 2014. The yield on the ten-year Treasury was as low as 1.68% in late January/early February 2015 and concluded the period at 2.05%.

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors largely posted positive returns during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 2.06% during the six months ended April 30, 2015.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 0.70% during the six months ended April 30, 2015. While the asset class rose during much of the reporting period, those gains were largely offset by a sharp decline in December 2014. This setback was triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended April 30, 2015, Legg Mason BW Global Income Opportunities Fund Inc. returned -3.34% based on its net asset value (“NAV”)viii and -1.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Indexix, returned -1.92% for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned -0.06% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.78 per share. As of April 30, 2015, the Fund estimates that 53% of the distributions were sourced from net investment income and 47% were from realized capital gains.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$18.50 (NAV)	-3.34	%†
$16.30 (Market Price)	-1.43	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Legg Mason BW Global Income Opportunities Fund Inc.	V

Investment commentary (cont’d)

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason BW Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

May 29, 2015

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value.

All investments are subject to risk, including the risk of loss. Fixed income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. High yield securities are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund. The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index

VI	Legg Mason BW Global Income Opportunities Fund Inc.

performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Legg Mason BW Global Income Opportunities Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2015 and October 31, 2014 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 85.2%
Brazil — 14.3%
Federative Republic of Brazil, Notes	10.000%	1/1/17	43,100,000	BRL	$13,653,099	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/21	55,485,000	BRL	16,526,794	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/23	88,000,000	BRL	25,607,841	(a)
Total Brazil					55,787,734
Colombia — 7.4%
Republic of Colombia, Senior Bonds	5.000%	6/15/45	28,300,000		28,724,500	(a)
Greece — 0.1%
Hellenic Republic Government Bond, Senior Notes	3.375%	7/17/17	620,000	EUR	509,337	(b)
Hungary — 6.8%
Republic of Hungary, Bonds	5.500%	6/24/25	6,123,000,000	HUF	26,449,667
Indonesia — 13.8%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	65,100,000,000	IDR	5,254,455
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	410,400,000,000	IDR	34,715,898
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	69,800,000,000	IDR	5,586,418
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	96,900,000,000	IDR	8,058,193
Total Indonesia					53,614,964
Mexico — 18.0%
United Mexican States, Bonds	8.500%	5/31/29	224,690,000	MXN	17,735,601	(a)
United Mexican States, Bonds	8.500%	11/18/38	405,979,500	MXN	32,891,405	(a)
United Mexican States, Bonds	7.750%	11/13/42	261,100,000	MXN	19,679,455	(a)
Total Mexico					70,306,461
Poland — 3.5%
Republic of Poland, Bonds	5.250%	10/25/20	38,570,000	PLN	12,350,886	(a)
Republic of Poland, Bonds	4.000%	10/25/23	4,670,000	PLN	1,438,813	(a)
Total Poland					13,789,699
Portugal — 11.0%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	31,450,000	EUR	42,782,461	(a)(b)
South Africa — 10.3%
Republic of South Africa, Bonds	6.500%	2/28/41	608,800,000	ZAR	40,295,818	(a)
Total Sovereign Bonds (Cost — $373,021,184)					332,260,641
Collateralized Mortgage Obligations — 16.0%
Aire Valley Mortgages PLC, 2006-1X 2A2	0.866%	9/20/66	1,268,707	GBP	1,898,214	(b)(c)
Banc of America Commercial Mortgage Trust, 2007-3 B	5.735%	6/10/49	1,770,000		1,817,757	(c)
Bankinter Fondo de Titulizacion de Activos, 2013 A2	0.154%	7/17/49	1,746,435	EUR	1,872,486	(b)(c)
Chase Mortgage Finance Corp., 2007-A1 1A4	2.527%	2/25/37	1,891,574		1,847,672	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.465%	2/25/37	2,922,667		2,899,340	(c)

See Notes to Financial Statements.

2	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Chase Mortgage Finance Corp., 2007-A2 2A4	2.507%	7/25/37	1,581,536		$1,536,809	(c)
Connecticut Avenue Securities, 2014-C03 2M2	3.081%	7/25/24	2,000,000		1,897,720	(c)
Connecticut Avenue Securities, 2015-C01 2M2	4.731%	2/25/25	3,000,000		3,108,564	(c)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	461,277		472,403
Fondo de Titulizacion de Activos UCI, 2016 A2	0.177%	6/16/49	2,834,191	EUR	2,822,194	(b)(c)
Hipocat Fondo de Titulizacion de Activos, HIPO-11 A2	0.141%	1/15/50	1,333,886	EUR	1,327,417	(b)(c)
Hipocat Fondo de Titulizacion de Activos, HIPO-11 A3	0.171%	1/15/50	280,629	EUR	279,691	(b)(c)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.165%	3/22/44	2,944,205	EUR	2,912,607	(b)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AM	5.466%	6/12/47	950,000		1,006,311	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AM	6.208%	2/15/51	1,760,000		1,915,801	(c)
Kensington Mortgage Securities PLC, 2007-1X B1B	0.877%	6/14/40	965,264	EUR	977,194	(b)(c)
Kildare Securities Ltd., 2007-1 A3	0.236%	12/10/43	2,600,000	EUR	2,780,037	(b)(c)
Magellan Mortgages PLC, 2002 B	1.102%	7/18/36	200,000	EUR	214,889	(b)(c)
Magellan Mortgages PLC, 2004 A	0.142%	7/20/59	3,039,030	EUR	3,123,377	(b)(c)
RMAC Securities PLC, 2006-NS1X B1C	0.912%	6/12/44	528,111	EUR	521,266	(b)(c)
RMAC Securities PLC, 2006-NS4X B1C	0.882%	6/12/44	1,731,898	EUR	1,664,163	(b)(c)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.188%	2/17/50	1,993,405	EUR	2,186,917	(b)(c)
Structured Agency Credit Risk Debt Notes, 2014-DN4 M3	4.731%	10/25/24	5,000,000		5,234,650	(c)
TDA CAM Fondo de Titulizacion de Activos, 2004 A	0.111%	6/26/39	4,737,765	EUR	5,174,159	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.174%	2/26/49	158,867	EUR	165,720	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2009 A2	0.189%	4/28/50	2,903,112	EUR	2,991,764	(b)(c)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.199%	4/28/50	4,657,552	EUR	4,768,569	(b)(c)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.155%	6/22/40	1,788,635	EUR	1,935,278	(b)(c)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.171%	12/28/50	2,678,655	EUR	2,876,251	(b)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C26 AJ	6.201%	6/15/45	400,000		404,369	(c)
Total Collateralized Mortgage Obligations (Cost — $68,008,526)					62,633,589
Corporate Bonds & Notes — 33.1%
Consumer Discretionary — 3.5%
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.000%	8/1/20	910,000		960,232	(a)
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,000,000		1,012,500	(d)
Diversified Consumer Services — 0.2%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	600,000		634,500	(a)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 0.2%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,960,000	BRL	$898,920	(d)
Media — 2.4%
Altice SA, Senior Secured Bonds	7.250%	5/15/22	1,115,000	EUR	1,298,927	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	3/15/21	940,000		952,925
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000		1,084,075	(a)
Columbus International Inc., Senior Notes	7.375%	3/30/21	1,390,000		1,518,575	(d)
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	890,000		928,938	(d)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	200,000		205,125	(d)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	400,000		411,504	(d)
United Group BV, Senior Secured Notes	7.875%	11/15/20	920,000	EUR	1,108,949	(d)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	1,174,500	GBP	1,856,185	(d)
Total Media					9,365,203
Specialty Retail — 0.1%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	325,000	EUR	297,634	(d)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		260,227	(a)(d)
Total Specialty Retail					557,861
Total Consumer Discretionary					13,429,216
Consumer Staples — 3.6%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	6,230,000	BRL	2,036,725	(a)
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.250%	2/15/18	470,000	GBP	754,845	(d)
Food Products — 1.8%
Agrokor DD, Senior Notes	8.875%	2/1/20	730,000		810,504	(d)
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	1,200,000	GBP	1,706,152	(d)
H.J. Heinz Co., Secured Notes	4.875%	2/15/25	1,880,000		2,057,660	(d)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	2,375,000		2,483,063	(d)
Total Food Products					7,057,379
Tobacco — 1.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,750,000		2,406,250
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	1,740,000		1,868,325	(a)
Total Tobacco					4,274,575
Total Consumer Staples					14,123,524
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	1,325,000		1,109,688	(a)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	1,910,000		1,952,975	(a)

See Notes to Financial Statements.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc., Senior Notes	5.500%	5/1/22	990,000		$942,975
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.250%	11/1/19	1,385,000		1,177,250
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	1,870,000		1,832,600	(a)
Tullow Oil PLC, Senior Notes	6.250%	4/15/22	975,000		897,000	(d)
Total Energy					7,912,488
Financials — 12.8%
Banks — 2.1%
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		8,154,047	(a)
Capital Markets — 10.7%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		5,143,770	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		16,437,991	(a)
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	2,590,000		2,570,575	(a)(d)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		17,500,808	(a)
Total Capital Markets					41,653,144
Total Financials					49,807,191
Health Care — 0.4%
Health Care Providers & Services — 0.4%
DaVita HealthCare Partners Inc., Senior Notes	5.750%	8/15/22	1,500,000		1,599,375
Industrials — 1.8%
Aerospace & Defense — 0.5%
Triumph Group Inc., Senior Notes	5.250%	6/1/22	2,105,000		2,094,475
Commercial Services & Supplies — 0.3%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	1,065,000		1,083,637	(d)
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	2/5/18	835,000	EUR	989,559	(d)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	750,000	EUR	725,291	(d)
Total Construction & Engineering					1,714,850
Trading Companies & Distributors — 0.6%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	2,200,000		2,260,500	(a)
Total Industrials					7,153,462
Information Technology — 0.3%
Electronic Equipment, Instruments & Components — 0.1%
Anixter Inc., Senior Notes	5.125%	10/1/21	470,000		490,563
Internet Software & Services — 0.2%
VeriSign Inc., Senior Notes	4.625%	5/1/23	800,000		803,600	(a)
Total Information Technology					1,294,163

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 2.5%
Chemicals — 1.5%
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	2,035,000		$1,912,900	(a)
Ineos Finance PLC, Senior Secured Bonds	4.000%	5/1/23	1,180,000	EUR	1,311,713	(d)
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	2,810,000		2,767,850	(a)
Total Chemicals					5,992,463
Construction Materials — 0.5%
Cemex Finance LLC, Senior Secured Notes	6.000%	4/1/24	1,945,000		1,999,655	(d)
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.250%	1/15/22	799,999	EUR	920,736	(d)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	800,000		816,000	(d)
Total Containers & Packaging					1,736,736
Total Materials					9,728,854
Telecommunication Services — 5.4%
Diversified Telecommunication Services — 1.8%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000		2,767,188	(d)
Telecom Italia Capital SA, Senior Notes	6.375%	11/15/33	2,215,000		2,399,930	(a)
Unitymedia KabelBW GmbH, Senior Notes	3.750%	1/15/27	350,000	EUR	382,504	(d)
Wind Acquisition Finance SA, Senior Bonds	7.375%	4/23/21	1,350,000		1,385,438	(d)
Total Diversified Telecommunication Services					6,935,060
Wireless Telecommunication Services — 3.6%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	350,000	EUR	413,826	(d)
Eircom Finance Ltd., Senior Secured Notes	9.250%	5/15/20	1,530,000	EUR	1,881,167	(d)
Matterhorn Telecom SA, Senior Secured Bonds	3.875%	5/1/22	520,000	EUR	575,854	(d)
Oi SA, Senior Notes	5.750%	2/10/22	8,915,000		7,555,462	(a)(d)
Sprint Corp., Senior Notes	7.250%	9/15/21	2,000,000		2,012,500
T-Mobile USA Inc., Senior Notes	6.500%	1/15/24	1,485,000		1,553,681	(a)
Total Wireless Telecommunication Services					13,992,490
Total Telecommunication Services					20,927,550
Utilities — 0.8%
Electric Utilities — 0.4%
Viridian Group FundCo II Ltd., Senior Secured Notes	7.500%	3/1/20	1,225,000	EUR	1,416,756	(d)
Gas Utilities — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	1,449,000		1,535,940	(a)
Total Utilities					2,952,696
Total Corporate Bonds & Notes (Cost — $124,897,984)					128,928,519

See Notes to Financial Statements.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Municipal Bonds — 0.7%
Georgia — 0.7%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000		$1,592,739	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000		1,161,876	(a)
Total Municipal Bonds (Cost — $2,423,588)					2,754,615
Senior Loans — 2.0%
Consumer Discretionary — 0.3%
Media — 0.3%
Adria Topco BV, EUR PIK Term Loan	9.000%	6/19/19	1,045,000	EUR	1,218,406	(e)(f)(g)
Health Care — 0.5%
Pharmaceuticals — 0.5%
Capsugel Holdings U.S. Inc., New Term Loan B	3.500%	8/1/18	1,834,648		1,842,675	(e)(f)
Telecommunication Services — 1.2%
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp., Non-Extended Incremental B	3.000%	1/31/19	4,900,490		4,918,563	(e)(f)
Total Senior Loans (Cost — $8,156,265)					7,979,644

			Shares
Common Stocks — 2.5%
Consumer Discretionary — 1.6%
Diversified Consumer Services — 1.6%
StoneMor Partners LP			196,000		5,997,600	(a)
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
BP Prudhoe Bay Royalty Trust			50,000		3,622,000
Total Common Stocks (Cost — $8,377,799)					9,619,600
Total Investments before Short-Term Investments (Cost — $584,885,346)					544,176,608
Short-Term Investments — 4.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $15,858,103)	0.104%		15,858,103		15,858,103
Total Investments — 143.6% (Cost — $600,743,449#)					560,034,711
Mandatory Redeemable Preferred Stock, at Liquidation Value — (12.8)%					(50,000,000)
Liabilities in Excess of Other Assets — (30.8)%					(120,083,575)
Total Net Assets Applicable to Common Shareholders — 100.0%					$389,951,136

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Legg Mason BW Global Income Opportunities Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Summary of Investments by Country* (unaudited)
United States	22.3%
Mexico	12.9
Brazil	11.7
Indonesia	9.6
Portugal	7.6
South Africa	7.3
Spain	5.5
Colombia	5.1
Hungary	4.7
United Kingdom	2.5
Poland	2.5
Ireland	2.0
Italy	0.7
Luxembourg	0.6
Jamaica	0.5
Belgium	0.4
Barbados	0.3
Netherlands	0.2
Russia	0.2
Argentina	0.2
Croatia	0.1
France	0.1
Greece	0.1
Germany	0.1
Short-Term Investments	2.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2015 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2015

Assets:
Investments, at value (Cost — $600,743,449)	$560,034,711
Foreign currency, at value (Cost — $251,042)	256,931
Receivable for securities sold	11,347,182
Interest receivable	9,390,791
Unrealized appreciation on forward foreign currency contracts	1,836,531
Deposits with brokers for centrally cleared swap contracts	482,996
Receivable from broker — variation margin on centrally cleared swaps	120,233
Prepaid expenses	30,284
Total Assets	583,499,659

Liabilities:
Loan payable (Note 5)	132,300,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 500 shares issued and outstanding) (net of deferred offering costs of $703,853) (Note 6)	49,296,147
Payable for securities purchased	10,052,764
Unrealized depreciation on forward foreign currency contracts	827,091
Investment management fee payable	402,652
Distributions payable to mandatory redeemable preferred stockholders	330,214
Accrued foreign capital gains tax	118,675
Interest payable (Note 5)	32,693
Due to custodian	93
Accrued expenses	188,194
Total Liabilities	193,548,523
Total Net Assets Applicable to Common Shareholders	$389,951,136

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 21,076,754 shares issued and outstanding; 100,000,000 shares authorized)	$21,077
Paid-in capital in excess of par value	400,575,554
Undistributed net investment income	15,452,113
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	14,013,554
Net unrealized depreciation on investments, swap contracts and foreign currencies	(40,111,162)	[1]
Total Net Assets Applicable to Common Shareholders	$389,951,136
Common Shares Outstanding	21,076,754
Net Asset Value Per Common Share	$18.50

[1]	Net of accrued foreign capital gains tax of $118,675.

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2015

Investment Income:
Interest	$16,123,298
Dividends	294,946
Less: Foreign taxes withheld	(261,838)
Total Investment Income	16,156,406

Expenses:
Investment management fee (Note 2)	2,342,945
Excise tax (Note 1)	1,485,298
Interest expense (Note 5)	544,716
Distributions to mandatory redeemable preferred stockholders (Notes 1 and 6)	330,214
Custody fees	112,225
Transfer agent fees	52,536
Directors’ fees	32,900
Legal fees	32,670
Audit and tax fees	31,512
Amortization of preferred stock offering costs (Note 6)	24,548
Fund accounting fees	23,482
Shareholder reports	16,016
Stock exchange listing fees	10,528
Insurance	4,096
Rating agency fees	874
Miscellaneous expenses	8,297
Total Expenses	5,052,857
Net Investment Income	11,103,549

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,380,262)
Futures contracts	(65,444)
Swap contracts	17,690
Foreign currency transactions	11,106,203
Net Realized Gain	7,678,187
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,228,402)	[1]
Futures contracts	16,428
Swap contracts	(15,674)
Foreign currencies	(3,263,436)
Change in Net Unrealized Appreciation (Depreciation)	(32,491,084)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(24,812,897)
Decrease in Net Assets Applicable to Common Shareholders from Operations	$(13,709,348)

[1]	Net of change in accrued foreign capital gains tax of $96,320.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2014	2015	2014

Operations:
Net investment income	$11,103,549	$30,035,236
Net realized gain	7,678,187	15,137,672
Change in net unrealized appreciation (depreciation)	(32,491,084)	(4,087,602)
Increase (Decrease) in Net Assets Applicable to Common Shareholders from Operations	(13,709,348)	41,085,306

Distributions to Common Shareholders From (Note 1):
Net investment income	(8,770,823)	(21,787,673)
Net realized gains	(7,669,045)	(15,623,565)
Decrease in Net Assets from Distributions to Common Shareholders	(16,439,868)	(37,411,238)
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(30,149,216)	3,674,068

Net Assets Applicable to Common Shareholders:
Beginning of period	420,100,352	416,426,284
End of period*	$389,951,136	$420,100,352
*Includesundistributed net investment income of:	$15,452,113	$13,119,387

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(13,709,348)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(119,716,776)
Sales of portfolio securities	60,080,790
Distributions paid to mandatory redeemable preferred stockholders	330,214
Net purchases, sales and maturities of short-term investments	(903,328)
Payment-in-kind	(53,251)
Net amortization of premium (accretion of discount)	(776,416)
Increase in receivable for securities sold	(7,718,142)
Decrease in interest receivable	544,531
Amortization of preferred stock offering costs	(703,853)
Increase in receivable from broker — variation margin on open centrally cleared swaps	(120,233)
Increase in prepaid expenses	(16,420)
Decrease in deposits with brokers for open futures contracts	82,118
Increase in deposits with brokers for centrally cleared swap contracts	(482,996)
Increase in payable for securities purchased	6,412,893
Increase in due to custodian	93
Increase in investment management fee payable	3,261
Decrease in Directors’ fees payable	(4,307)
Decrease in interest payable	(1,452)
Increase in accrued expenses	27,184
Decrease in payable to broker — variation margin on open futures contracts	(16,365)
Net realized loss on investments	3,380,262
Change in unrealized depreciation of investments and forward foreign currency transactions	32,564,709
Net Cash Used in Operating Activities*	(40,796,832)

Cash Flows from Financing Activities:
Distributions paid on common stock	(16,439,868)
Proceeds from offering of mandatory redeemable preferred stock	50,000,000
Net Cash Provided by Financing Activities	33,560,132
Net Decrease in Cash	(7,236,700)
Cash at Beginning of Period	7,493,631
Cash at End of Period	$256,931

*	Included in operating expenses is cash of $546,168 paid for interest on borrowings.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	13

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2015[1,2]	2014[2]	2013[2]	2012[2,3]

Net asset value, beginning of period	$19.93	$19.76	$20.99	$19.06 [4]

Income (loss) from operations:
Net investment income	0.53	1.43	1.43	0.82
Net realized and unrealized gain (loss)	(1.18)	0.52	(1.23)	1.82
Total income (loss) from operations	(0.65)	1.95	0.20	2.64

Less distributions to common shareholders from:
Net investment income	(0.42) [5]	(1.04)	(0.97)	(0.52)
Net realized gains	(0.36)	(0.74)	(0.46)	(0.19)
Total distributions to common shareholders	(0.78)	(1.78)	(1.43)	(0.71)

Net asset value, end of period	$18.50	$19.93	$19.76	$20.99

Market price, end of period	$16.30	$17.32	$17.40	$19.43
Total return, based on NAV[6,7]	(3.34)%	10.39%	0.82%	14.07%
Total return, based on Market Price[8]	(1.43)%	10.24%	(3.41)%	0.80%

Net assets applicable to common shareholders, end of period (000s)	$389,951	$420,100	$416,426	$442,416

Ratios to average net assets:
Gross expenses	2.52%[9]	1.74%	1.71%	1.50%[9]
Net expenses[10]	2.52 [9]	1.74	1.71	1.48 [9,11]
Net investment income	5.54 [9]	7.15	6.81	7.00 [9]

Portfolio turnover rate	11%	62%	108%	49%

Supplemental data:
Loans Outstanding, End of Period (000s)	$132,300	$132,300	$156,000	$135,000
Asset Coverage Ratio for Loan Outstanding[12]	433%	418%	367%	428%
Asset Coverage, per $1,000 principal amount of Loan Outstanding[12]	$4,325	$4,175 [13]	$3,669 [13]	$4,277 [13]
Weighted Average Loan (000s)	$132,300	$145,365	$148,547	$107,842
Weighted Average Interest Rate on Loans	0.82%	0.81%	0.85%	0.88%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$50,000	—	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[14]	314%	—	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[14]	$313,906	—	—	—

[1]	For the six months ended April 30, 2015 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period March 28, 2012 (commencement of operations) to October 31, 2012.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	The investment manager has agreed to reimburse all organizational expenses (Note 2).

[12]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.

[13]	Added to conform to current period presentation.

[14]

Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$332,260,641	—	$332,260,641
Collateralized mortgage obligations	—	62,633,589	—	62,633,589
Corporate bonds & notes	—	128,928,519	—	128,928,519
Municipal bonds	—	2,754,615	—	2,754,615
Senior loans	—	7,979,644	—	7,979,644
Common stocks	$9,619,600	—	—	9,619,600
Total long-term investments	$9,619,600	$534,557,008	—	$544,176,608
Short-term investments†	15,858,103	—	—	15,858,103
Total investments	$25,477,703	$534,557,008	—	$560,034,711
Other financial instruments:
Forward foreign currency contracts	—	$1,836,531	—	$1,836,531
Centrally cleared credit default swaps on credit indices — sell protection	—	3,015	—	3,015
Total other financial instruments	—	$1,839,546	—	$1,839,546
Total	$25,477,703	$536,396,554	—	$561,874,257

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$827,091	—	$827,091
Centrally cleared credit default swaps on credit indices — sell protection	—	18,689	—	18,689
Total	—	$845,780	—	$845,780

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

18	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2015, the total notional value of all credit default swaps to sell protection is 7,855,000EUR. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return

20	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be

22	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $827,091. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Common shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make

24	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 6 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $1,485,298 of Federal excise taxes attributable to calendar year 2014 in March 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2015, there was $118,675 of capital gains tax liabilities accrued on unrealized gains.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s investment adviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the reporting period, all officers and one Director of the Fund were employees of Legg Mason or its affiliates and did not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$119,716,776
Sales	60,080,790

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,773,930
Gross unrealized depreciation	(65,482,668)
Net unrealized depreciation	$(40,708,738)

At April 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,191,721	BRL	8,805,000	HSBC Bank USA, N.A.	5/7/15	$271,385
EUR	1,870,000	USD	2,127,219	Barclays Bank PLC	5/12/15	(27,302)
EUR	4,580,000	USD	4,939,393	Barclays Bank PLC	5/12/15	203,718
USD	2,210,734	EUR	1,985,000	Barclays Bank PLC	5/12/15	(18,321)
EUR	1,300,000	USD	1,441,315	Citibank, N.A.	5/12/15	18,520
USD	33,678,309	EUR	29,580,000	Citibank, N.A.	5/12/15	461,451

26	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,013,310	EUR	890,000	Citibank, N.A.	5/12/15	$13,884
USD	1,764,753	EUR	1,550,000	Citibank, N.A.	5/12/15	24,180
USD	19,719,686	EUR	17,320,000	Citibank, N.A.	5/12/15	270,194
USD	12,017,395	EUR	10,555,000	Citibank, N.A.	5/12/15	164,659
USD	991,387	EUR	875,000	Citibank, N.A.	5/12/15	8,806
EUR	3,880,000	USD	4,239,540	HSBC Bank USA, N.A.	5/12/15	117,505
USD	632,238	EUR	585,000	HSBC Bank USA, N.A.	5/12/15	(24,688)
USD	539,127	EUR	480,000	JPMorgan Chase & Co.	5/12/15	111
EUR	880,000	USD	987,064	Morgan Stanley	5/12/15	1,132
EUR	1,375,000	USD	1,520,876	Morgan Stanley	5/12/15	23,180
USD	1,314,392	EUR	1,160,000	Morgan Stanley	5/12/15	11,770
USD	391,318	EUR	350,000	Morgan Stanley	5/12/15	(1,715)
USD	557,573	EUR	520,000	Morgan Stanley	5/12/15	(26,361)
USD	1,277,680	EUR	1,180,000	UBS AG	5/12/15	(47,400)
GBP	405,000	USD	605,067	Citibank, N.A.	6/15/15	16,428
GBP	280,000	USD	421,142	Goldman Sachs Group Inc.	6/15/15	8,533
USD	2,501,761	GBP	1,660,000	HSBC Bank USA, N.A.	6/15/15	(45,602)
USD	1,974,281	GBP	1,310,000	HSBC Bank USA, N.A.	6/15/15	(35,987)
GBP	115,000	USD	171,285	Morgan Stanley	6/15/15	5,189
INR	1,916,000,000	USD	30,128,155	Barclays Bank PLC	6/17/15	(239,484)
INR	60,000,000	USD	943,470	Barclays Bank PLC	6/17/15	(7,499)
USD	948,017	INR	60,000,000	Barclays Bank PLC	6/17/15	12,047
HUF	1,004,000,000	USD	3,503,201	HSBC Bank USA, N.A.	6/18/15	203,839
MXN	172,820,000	USD	11,528,635	HSBC Bank USA, N.A.	7/13/15	(319,089)
ZAR	93,500,000	USD	7,804,544	HSBC Bank USA, N.A.	7/13/15	(33,643)
Total						$1,009,440

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
MXN	— Mexican Peso
USD	— United States Dollar
ZAR	— South African Rand

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

At April 30, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]*		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas (Markit iTraxx Europe Crossover Index)	2,375,000	EUR	6/20/20	5.000% quarterly	$281,734	$290,761	$(9,027)
Citigroup Capital Markets (Markit iTraxx Europe Crossover Index)	3,925,000	EUR	6/20/20	5.000% quarterly	465,603	462,588	3,015
Goldman Sachs (Markit iTraxx Europe Crossover Index)	1,555,000	EUR	6/20/20	5.000% quarterly	184,462	194,124	(9,662)
Total	7,855,000	EUR			$931,799	$947,473	$(15,674)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation used in the tables:
EUR	— Euro

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2015.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$1,836,531	—	$1,836,531
Centrally cleared swap contracts[2]	—	$3,015	3,015
Total	$1,836,531	$3,015	$1,839,546

28	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Forward foreign currency contracts	$827,091	—	$827,091
Centrally cleared swap contracts[2]	—	$18,689	18,689
Total	$827,091	$18,689	$845,780

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(65,444)	—	—	$(65,444)
Swap contracts	—	—	$17,690	17,690
Forward foreign currency contracts[1]	—	$12,147,335	—	12,147,335
Total	$(65,444)	$12,147,335	$17,690	$12,099,581

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$16,428	—	—	$16,428
Swap contracts	—	—	$(15,674)	(15,674)
Forward foreign currency contracts[1]	—	$(3,336,307)	—	(3,336,307)
Total	$16,428	$(3,336,307)	$(15,674)	$(3,335,553)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$471,768
Futures contracts (to sell)†	577,643
Forward foreign currency contracts (to buy)	63,564,561
Forward foreign currency contracts (to sell)	97,104,116

Average Notional Balance
Credit default swap contracts (to sell protection)	$2,028,386

†	At April 30, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$120,233	—	$120,233
Forward foreign currency contracts	1,836,531	—	1,836,531
Total	$1,956,764	—	$1,956,764

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$827,091	—	$827,091

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $200,000,000 ($250,000,000 prior to June 25, 2014) and renews daily for a 180-day term unless notice to the contrary is given to the Fund. Prior to March 30, 2014, the Fund had a 364-day revolving credit agreement with Pershing LLC, which allowed the Fund to borrow up to an aggregate amount of $250,000,000. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the lender. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the

30	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended April 30, 2015 was $544,716. For the six months ended April 30, 2015, based on the number of days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $132,300,000 and the weighted average interest rate was 0.82%. At April 30, 2015, the Fund had $132,300,000 of borrowings outstanding subject to the terms of this credit agreement.

6. Mandatory redeemable preferred stock

On February 18, 2015, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (“MRPS”). Net proceeds from the offering were used to make new portfolio investments and for general corporate purposes. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

The table below summarizes the key terms of each series of the MRPS at April 30, 2015.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	2/18/2020	3.29%	400	$100,000	$40,000,000	$39,754,947
Series B	2/18/2022	3.58%	100	$100,000	$10,000,000	$9,905,691

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make-whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

At April 30, 2015, the Fund was in compliance with the asset coverage and basic maintenance requirements of the MRPS.

7. Distributions subsequent to April 30, 2015

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/22/2015	5/29/2015	$0.1300
6/19/2015	6/26/2015	$0.1300
7/24/2015	7/31/2015	$0.1300
8/21/2015	8/28/2015	$0.1300
9/18/2015	9/25/2015	$0.1300
10/23/2015	10/30/2015	$0.1300

On May 20, 2015, the Board of Directors declared an additional distribution in the amount of $0.3400 per common share, payable on June 26, 2015 to shareholders of record on June 19, 2015.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2015-03 (“ASU 2015-03”), Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the balance sheet as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.

32	Legg Mason BW Global Income Opportunities Fund Inc. 2015 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Legg Mason BW Global Opportunities Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s sub-adviser. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Brandywine, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Brandywine to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Brandywine to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Brandywine.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Brandywine provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Brandywine.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and Brandywine under

Legg Mason BW Global Income Opportunities Fund Inc.	33

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Brandywine at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Brandywine and their affiliates and the financial resources available to the corporate parent of the Manager and Brandywine, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and Brandywine under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Brandywine and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Brandywine pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Brandywine, as well as the resources available to the Manager and Brandywine.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of fourteen funds, including the Fund, for the 1-year period ended June 30, 2014. The Board noted that it had received and discussed with the Manager and Brandywine information

34	Legg Mason BW Global Income Opportunities Fund Inc.

throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked third among the funds in the Performance Universe for the 1-year period ended June 30, 2014 (first being best in these performance rankings) and was better than the median performance for the funds in the Performance Universe for that period. The Board noted that the small number of funds in the Performance Universe and Brandywine’s distinctive investment approach and strategies made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for the 1-year period ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Brandywine under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Brandywine. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Brandywine does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other leveraged global income closed-end funds, as classified by Lipper. The seven funds in the Expense Universe had average net common share assets ranging from $122.4 million to $454.7 million. One of the Expense Universe funds was larger than the Fund and five were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component

Legg Mason BW Global Income Opportunities Fund Inc.	35

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe compared on the basis of common share assets only and was ranked fourth among the funds in the Expense Universe compared on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked second among the funds in the Expense Universe compared on the basis of common share assets only and ranked third among the funds in the Expense Universe compared on the basis of common share and leveraged assets. Each of the Fund’s expense components was at or better (i.e., lower) than the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s

36	Legg Mason BW Global Income Opportunities Fund Inc.

fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to Brandywine was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 1 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and Brandywine

The Board considered other benefits received by the Manager, Brandywine and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately

Legg Mason BW Global Income Opportunities Fund Inc.	37

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Brandywine were present.

38	Legg Mason BW Global Income Opportunities Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Legg Mason BW Global Income Opportunities Fund Inc. was held on February 27, 2015 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	17,467,745	1,380,744
Eileen A. Kamerick	17,566,744	1,380,745
Riordan Roett	17,462,016	1,386,473

At April 30, 2015, in addition to Robert D. Agdern, Eileen A. Kamerick and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Leslie H. Gelb

William R. Hutchinson

Legg Mason BW Global Income Opportunities Fund Inc.	39

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s

40	Legg Mason BW Global Income Opportunities Fund Inc.

investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Legg Mason BW Global Income Opportunities Fund Inc.	41

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors

Robert D, Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

BWG

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

LMFX014702 6/15 SR15-2512

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 23, 2015